UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)             August 11, 2009

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

     Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction                   (Commission                                  (IRS Employer
           of Incorporation)                            File Number)                              Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2009, the Compensation Committee of the Board of Directors of Inspire Pharmaceuticals, Inc. awarded a one-time, special cash bonus of $25,000 to each of Thomas R. Staab, II, Inspire's Chief Financial Officer and Treasurer, and Joseph M. Spagnardi, Inspire's Senior Vice President, General Counsel and Secretary, in recognition of their efforts in connection with Inspire's recent public offering of 25,555,555 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         Inspire Pharmaceuticals, Inc.

                                                                         By: /s/ Christy L. Shaffer
                                                                                   Christy L. Shaffer, Ph.D.
                                                                                   President and Chief Executive Officer

Dated: August 13, 2009